SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     Form 8-K

                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      March 10, 2003
                                                _____________________________



                                 ALICO, INC.
___________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                           59-0906081
_____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)            Identification No.)


Post Office Box 338, La Belle, Florida                             33975
_____________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (863) 675-2966
                                                    _________________________
























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Item 5.      Other Events.

              Incorporated by reference is a press release issued by the Registrant on March 10, 2003, attached as Exhibit 01, providing information concerning a land sale in Lee County by its subsidiary Agri Insurance Co, LTD.


Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued March 10, 2003.


                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALICO, INC.
                                             (Registrant)





 						        /s/ W. BERNARD LESTER
March 12     , 2003                         By________________________________
__________________			         W. Bernard Lester, President
Date						         (Signature)

EXHIBIT INDEX



Exhibit
Number	    Description

01          Press release issued March 10, 2003

FOR IMMEDIATE RELEASE

Contact:	Dick Klaas, Vice President
		Florida Real Estate Consultants, Inc.
		(239) 643-2525

AGRI-INSURANCE COMPANY, LTD. ENTERS INTO A CONTRACT TO SELL 40 ACRES NEAR FLORIDA GULF COAST UNIVERSITY

La Belle, FL. (March 10, 2003) Ben Hill Griffin III, Chief Executive Officer and Chairman of the Board of Alico, Inc. (ALCO), announced today that Agri-Insurance Company, Ltd., a wholly owned subsidiary of Alico, Inc., has entered into a contract to sell 40 acres in Lee County, Florida to Halvorsen Development. The contract sales price is $13.1 million and, under the terms of the agreement, the closing could occur before the end of December 2003. The property is located at the southeast intersection of Alico Road and Interstate 75.